UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 25, 2025

SENMIAO TECHNOLOGY LIMITED
(Exact name of registrant as specified in its charter)

Nevada	001-38426	35-2600898
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16F, Shihao Square, Middle Jiannan Blvd. High-Tech Zone, Chengdu Sichuan, People’s Republic of China	610000
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +86  28 61554399

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	AIHS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Sichun Wang as a Director

Effective November 25, 2025, Ms. Sichun Wang a director of the Board of Directors (the “Board”) of Senmiao Technology Limited (the “Company”), the chairwoman of the Board’s audit committee (“Audit Committee”), a member of the Board’s compensation committee (“Compensation Committee”) and a member of the Board’s nominating and corporate governance committee (“Nominating Committee”), resigned from her positions. Ms. Wang’s resignation was not a result of any disagreement with the Company on any matter relating to its accounting, operations, policies or practices.

Appointment of Si (Simon) Li as an Independent Director

Effective November 25, 2025, the Board appointed Mr. Si (Simon) Li as an independent director of the Board, the chairman of the Audit Committee, a member of the Compensation Committee and a member of the Nominating Committee, to fill the vacancy created by the resignations of Ms. Sichun Wang.

The biographical information of Mr. Si (Simon) Li is set forth below.

Mr. Si (Simon) Li has served as the Chief Financial Officer of Token Cat Limited (Nasdaq: TC) since June 2023. From June 2020 to May 2023, he served as the General Manager and Partner of Hongange (Beijing) Private Equity Fund Management Co., Ltd. Mr. Li has also served as the General Manager of the Capital Operations Department of Avatar Technology (Chongqing) Co., Ltd. from August 2019 to May 2020. Mr. Li obtained his bachelors degree in International Business and Trade from the Beijing Technology and Business University in June 2007, a masters degree in Applied Statistics from the University of Pennsylvania in July 2009, and a masters degree in executive business administration from Tsinghua University’s School of Ecnomoics and Management in 2025.

There is no arrangement or understanding between Mr. Li and any other person pursuant to which he was selected as a director of the Board, and there is no family relationship between Mr. Li and any of the Company’s other directors or executive officers. Since the beginning of the Company’s last fiscal year, there are no transactions in which the Company was or is to be a participant and in which Mr. Li or any member of his immediate family had or will have any interest that are required to be reported under Item 404(a) of Regulation S-K. Mr. Li’s annual compensation for his services will be $30,000.

Appointment of Chong Chen as an Independent Director

Effective November 25, 2025, the Board appointed Mr. Chong Chen as an independent director of the Board, a member of the Compensation Committee, a member of the Audit Committee and the chairman of the Nominating Committee, to fill the vacancy created by the resignation of Mr. Trent D. Davis on November 21, 2025 as previously disclosed.

The biographical information of Mr. Chong Chen is set forth below.

Mr. Chong Chen has served as the Financial Controller for Shenzhen Qianhai Huineng Technology Industrial Co., Ltd. since July 2020. From July 2018 to July 2020, Mr. Chen also served as the Director of Investment & Financing at Shenzhen Yongda Electronic Information Co., Ltd. Mr. Chen obtained his bachelor’s degree in accounting from Zhongnan University of Economics and Law in 1999. Mr. Chen is a certified public accountant in both the United States and the United Kingdom.

There is no arrangement or understanding between Mr. Chen and any other person pursuant to which he was selected as a director of the Board, and there is no family relationship between Mr. Chen and any of the Company’s other directors or executive officers. Since the beginning of the Company’s last fiscal year, there are no transactions in which the Company was or is to be a participant and in which Mr. Chen or any member of his immediate family had or will have any interest that are required to be reported under Item 404(a) of Regulation S-K. Mr. Chen’s annual compensation for his services will be $30,000.

Appointment of Ronggang (Jonathan) Zhang

Effective November 25, 2025, the Board appointed Mr. Ronggang (Jonathan) Zhang) to serve as the Chief Executive Officer of the Company and executive director and chairman of the Board, to fill the vacancy created by the resignation of Mr. Xi Wen on November 21, 2025 as previously disclosed.

The biographical information of Mr. Ronggang (Jonathan) Zhang is set forth below.

Mr. Ronggang (Jonathan) Zhang, has served as an independent director of Chijet Motor Company, Inc. (Nasdaq: CJET) since September 2025. He has also served as an independent director of SOS Ltd (NYSE: SOS) from May 2020 to November 2025, as well as the independent director of NFT Limited (NYSE American: MI) from September 2023 to November 2025. He is the Chief Executive Officer of 5CGroup International Asset Management Co., Ltd. and Strategic Development Consultant of SG & CO PRC Lawyers, positions he has held since 2015. Mr. Zhang has served since 2015 as master’s supervisor of Zhejiang Sci-Tech University and visiting professor of Zhejiang NDRC Training Center. Mr. Zhang previously served as the Department Chief of Commercial Bureau of HEDA between 2003 and 2015 and as Chief of Investment Bureau of Ningbo Free Trade Zone between 2000 and 2003. Mr. Zhang received his bachelor’s degree at Hubei University in 1987, and Visiting Scholar to University of Newcastle upon Tyne, UK in 1996.

There is no arrangement or understanding between Mr. Zhang and any other person pursuant to which he was selected as the Chief Executive Officer of the Company and executive director and chairman of the Board, and there is no family relationship between Mr. Zhang and any of the Company’s other directors or executive officers. Since the beginning of the Company’s last fiscal year, there are no transactions in which the Company was or is to be a participant and in which Mr. Zhang or any member of his immediate family had or will have any interest that are required to be reported under Item 404(a) of Regulation S-K. Mr. Zhang’s annual compensation for his services will be $50,000.

Item 9.01 Financial Statement and Exhibits

(d) Exhibits

10.1	Director Offer Letter, dated November 25, 2025, by and between the Company and Si (Simon) Li.
10.2	Director Offer Letter, dated November 25, 2025, by and between the Company and Chong Chen.
10.3	Employment Agreement, dated November 25, 2025, by and between the Company and Ronggang (Jonathan) Zhang.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENMIAO TECHNOLOGY LIMITED

Date: November 26, 2025	By:	/s/ Ronggang (Jonathan) Zhang
	Name:	Ronggang (Jonathan) Zhang
	Title:	Chief Executive Officer and Chairman of the Board

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